UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2008

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On June 10, 2008, Capitol Bancorp Ltd. (“Capitol”) and Capitol Trust XII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), issued a press release announcing the offering of $30 million aggregate liquidation amount of the Trust’s preferred securities, representing preferred beneficial interests in the Trust for sale in an underwritten public offering.  A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1, the contents of which are incorporated by reference herein.

 ITEM 7.01  REGULATION FD DISCLOSURE

Capitol is furnishing presentation materials included as Exhibit 99.2 to this report pursuant to Item 7.01 of Form 8-K. The presentation materials were prepared to be included in presentations with investors of the trust preferred securities of the Trust.  Capitol is not undertaking to update this presentation. The information in this report (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.2).

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit hereto contain comments and information that constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Current Report on Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: a material adverse change in the financial condition and results of operations; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Capitol with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Capitol does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Capitol disclaims any intent or obligation to update these forward-looking statements.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release dated June 10, 2008

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2008	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 10, 2008

99.2	Investor Presentation